UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2025

CAREDX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36536	94-3316839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Marina Boulevard, 4th Floor

Brisbane, California 94005

(Address of Principal Executive Offices) (Zip Code)

(415) 287-2300

Registrant’s telephone number, including area code

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, $0.001 Par Value	CDNA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2025, the Compensation and Human Capital Committee of the Board of Directors (the “Board”) of CareDx, Inc. (the “Company”) adopted amendments to the Company’s outside director compensation policy (as amended, the “Amended Outside Director Compensation Policy”) to, among other things, (i) revise the vesting schedules of the annual nonstatutory stock option and restricted stock unit awards provided to the members of the Board who are not employees of the Company (the “outside directors”) such that the annual awards fully vest upon the day immediately before the first annual meeting of the Company’s stockholders that occurs after the grant date if such date occurs prior to the one year anniversary of the grant date of the awards, in each case, subject to the outside director’s continued service through the applicable vesting date, (ii) remove the additional quarterly retainers previously provided to Michael Goldberg, Chairperson of the Board, for Mr. Goldberg’s additional efforts and services while he served as a member of the Office of the Chief Executive Officer, and (iii) update certain outdated references to the predecessor equity plan.

The foregoing description of the Amended Outside Director Compensation Policy does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amended Outside Director Compensation Policy, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	CareDx, Inc. Outside Director Compensation Policy, as amended and restated January 6, 2025.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2025	CAREDX, INC.

	By:	/s/ John Hanna
John Hanna
Chief Executive Officer